NUMBER                   S.M.A. REAL TIME INC.                         SHARES
SMA        INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK



COMMON STOCK                                          CUSIP 784451 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF



FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF
                             S.M.A. REAL TIME INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. The holder hereof accepts said shares of common stock with notice of and subject to the provisions of the Corporation's Certificate of Incorporation and Bylaws and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated
                                 CORPORATE
/s/                                SEAL             /s/

                PRESIDENT                                            SECRETARY


COUNTERSIGNED AND REGISTERED:

        CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                     (New York, N.Y.)

                      TRANSFER AGENT AND REGISTRAR

BY

                                AUTHORIZED OFFICER




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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  -  as tenants in common              UNIF GIFT MIN ACT-_____________Custodian_____________
TEN ENT  -  as tenants by the entireties                          (Cust)                 (Minor)
JT TEN   -  as joint tenants with right
            of survivorship and not as                          Under Uniform Gifts to Minors
            tenants in common                                   Act _________________________
                                                                             (State)
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    Additional abbreviations may also be used though not in the above list.

         For Value Received,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated____________________


                       _________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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
    AMERICAN BANK NOTE COMPANY         PRODUCTION COORDINATOR MARY TARTAGLIA: 215-830-2184
      680 BLAIR MILLER ROAD                        PROOF OF SEPTEMBER 9, 1999
        HORSHAM, PA 19044                             S.M.A. REAL TIME INC.
          (215) 657-3480                                   H 63407 bk
----------------------------------     ---------------------------------------------------
SALES: J. NAPOLITANO: 212-593-5700     OPERATOR:                                JW
----------------------------------     ---------------------------------------------------
 /NET/BANKNOTE/HOME 14 / SMA 63407                            NEW



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